PREPAID EXPENSES AND OTHER ASSETS (Tables)	12 Months Ended
Dec. 31, 2020
PREPAID EXPENSES AND OTHER ASSETS
Schedule of prepaid expenses and other assets

	December 31,	December 31,
	2019	2020
	RMB	RMB

Loans to third parties (i)	516,079	—
Funds receivable from external payment network providers (ii)	331,534	105,741
Funds receivable from insurance and guarantee companies (iii)	289,752	—
Prepaid expenses	64,923	34,789
Receivable from Tianda Xinan (Beijing) Guarantee Co.,Ltd ("Tianda Xinan")	16,891	24,851
Deposits	76,994	54,298
Interest receivable	8,194	14,660
Prepaid VAT and surcharge tax	889	—
Guarantee receivable	—	20,244
Others	27,965	24,008
Total	1,333,221	278,591
(i)

The balance represents the outstanding balance of loans to an asset management company and loans made to a third-party guarantee company. The loans balance to an asset management company amounted to RMB272 million, with annual interest of 4.35%, as of December 31, 2019. The loans balance to a third-party guarantee is free of interest and amounted to RMB241 million as of December 31, 2019. The terms of the loans ranged from one to three years. As of December 31, 2020, the balance became nil due to the disposal of Hengcheng as described in Note 1.

(ii)

The Group opened accounts with external online payment service providers to collect and transfer loan funds and interest to investors or borrowers, repay and collect the default loan principal and interest. The Group also uses such accounts to collect the transaction fees and service fees. The balance of funds receivable from external payment network providers mainly includes accumulated amounts of transaction fees, service fees received at the balance sheet date, which was collected subsequently.

(iii)

The balance represents deposits made to the insurance and guarantee companies' account associated with credit assurance program as disclosed in Note 2. As of December 31, 2020, the balance became nil due to the disposal of Hengcheng as described in Note 1.